WILEY

First Quarter Fiscal 2015 Earnings Update

September 9, 2014







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About Wiley

Wiley is a global provider of knowledge and knowledge-enabled services that improve outcomes in areas of research, professional practice and education. Through its **Research** segment, the Company provides digital and print scientific, technical, medical, and scholarly journals, reference works, books, database services, and advertising. The **Professional Development** segment provides digital and print books, online assessment and training services, and test prep and certification to professionals in business and finance, leadership, technology, architecture, psychology, education and other areas. In **Education**, Wiley provides education solutions including online program management services for higher education institutions and course management tools and content for instructors and students.

Safe Harbor Statement

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities and (x) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

Overall Performance

- **Revenue of $437.9 million (+4% growth at constant currency)**
  - Double-digit growth across most of the Education portfolio
  - Contributions from newly-acquired Talent Solutions businesses*
  - Low single-digit growth for journals, driven by subscriptions and funded access
- **Adjusted Operating Income of $49.5 million (+10% growth at constant currency)**
  - Increase driven by revenue growth and restructuring savings
  - Continued investment in technology and development of Deltak partnership programs
- **Adjusted EPS of $0.56 (+8% growth at constant currency)**

(millions)	Q1 2015*	Q1 2014	Change	Change (excluding FX)
Revenue	$437.9	$411.0	7%	4%
Adjusted Operating Income**	$49.5	$43.3	14%	10%
Adjusted EPS**	$0.56	$0.51	10%	8%

* *Includes only one month of results for CrossKnowledge acquisition (reported on a two-month lag)*
** Adjusted to exclude restructuring credits and/or charges in FY15 and FY14, and deferred tax benefit in FY14

WILEY

Research

(millions)	Q1 2015	Q1 2014	% of Revenue	Change (excluding FX)
Journal Subscriptions	$168.8	$160.2	66%	1%
Funded Access	$5.4	$3.3	2%	54%
Other Journal Revenue	$26.5	$25.6	10%	(1%)
Total Research Communication	**$200.7**	**$189.1**	**79%**	**2%**
Print Books	$26.1	$27.4	10%	(8%)
Digital Books	$9.3	$9.6	4%	(7%)
Total Books and References	$35.3	$37.0	14%	(8%)
Other Research Revenue	$18.8	$19.7	7%	(8%)
TOTAL REVENUE	**$254.9**	**$245.8**	**100%**	**0%**
ADJUSTED CONTRIBUTION TO PROFIT (CTP)*	**$69.7**	**$67.7**		**0%**

- Journal Subscriptions revenue continuing to grow at low single-digit rates, with strong complementary growth in Funded Access
- CY14 journal subscriptions up 1.5% with 98% of business closed
- Decline in total Books revenue (-8%) expected to trend more toward flat for year
- 27 Wiley journals achieved the top rank in their respective categories in the Thomson Reuters® 2013 Journal Citation Report (JCR), up from 25 the previous year

WILEY

* Adjusted to exclude restructuring credits and/or charges in FY15 and FY14

Professional Development

(millions)	Q1 2015	Q1 2014	% of Revenue	Change (excluding FX)
Print Books	$55.9	$56.3	61%	(2%)
Digital Books	$10.5	$11.7	11%	(11%)
Online Test Preparation and Certification	$2.9	$2.8	3%	4%
Other Knowledge Services	$5.8	$6.7	6%	(14%)
Total Knowledge Services	**$75.2**	**$77.5**	**81%**	**(4%)**
Assessment	$13.1	$6.6	14%	99%
Online Learning and Development*	$4.1		4%	
Total Talent Solutions*	**$17.2**	**$6.6**	**19%**	**161%**
TOTAL REVENUE	**$92.3**	**$84.1**	**100%**	**9%**
ADJUSTED CONTRIBUTION TO PROFIT (CTP)**	**$7.8**	**$2.3**		**239%**

- Revenue growth driven by Talent Solutions acquisitions (CrossKnowledge and Profiles International), accompanied by organic growth in Inscape post-hire assessment (+16%)
- CrossKnowledge recently ranked #8 in worldwide Learning Management System market share, up from #12 in 2013 (per *Bersin by Deloitte* report)
- Revenue growth in professional education and business publishing categories more than offset by declines in consumer, psychology and architecture publishing
- Improved profitability driven by restructuring savings

** Includes only one month of results for CrossKnowledge acquisition (reported on a two-month lag)*

** Adjusted to exclude restructuring credits and/or charges in FY15 and FY14

Education

(millions)	Q1 2015	Q1 2014	% of Revenue	Change (excluding FX)
Print Books	$44.5	$41.4	49%	8%
Digital Books	$5.7	$4.2	6%	36%
Total Books	**$50.2**	**$45.6**	**55%**	**10%**
Custom Products	$19.6	$16.3	22%	20%
Course Workflow Solutions (WileyPLUS)	$1.3	$1.1	1%	20%
Education Services (Deltak)	$16.2	$14.7	18%	10%
Other Education Revenue	$3.4	$3.5	4%	(3%)
TOTAL REVENUE	**$90.7**	**$81.1**	**100%**	**12%**
ADJUSTED CONTRIBUTION TO PROFIT (CTP)*	**$8.7**	**$5.5**		**58%**

- Growth in Books and Custom Products attributed to earlier ordering patterns at US bookstores and new adoptions at US high schools
- Education Services (Deltak) revenue up 10%
  - Added a highly-prestigious US university partner (largest contract in Deltak's history). Two expiring partnerships concluded (totaling 5 programs).
  - Signed first UK university partnership in late August
  - Total Deltak programs grew to 179 (47 in development) from 173 in previous quarter (53 in development) and 129 in prior year (29 in development)**
- CTP growth driven by revenue growth and savings from restructuring

* Adjusted to exclude restructuring credits and/or charges in FY15 and FY14

** Wiley has revised previously reported program numbers. Please see the Company's first quarter fiscal year 2015 10Q for the fiscal year 2014 revised numbers by quarter. The revised program count had no impact on current or previously reported financial results.

WILEY

Adjusted Shared Services Costs

(millions spent)	Q1 2015	Q1 2014	Change (excluding FX)
Distribution and Operation Services	$23.7	$25.2	(9%)
Technology and Content Management	$62.4	$59.9	2%
Finance	$13.7	$12.8	5%
Other Administration	$25.2	$24.7	0%
Total	**$125.0**	**$122.6**	**0%**

- Certain business functions consolidated into shared services to improve efficiencies and enable cost savings:
  - — Content Management (with "Technology")
  - — Vendor Procurement (under "Operation Services")
  - — Marketing Services (under "Other Administration")
- Distribution and Operation Services costs lower due to restructuring and migration to digital
- Technology expense growth of ~10% expected for the full year

Balance Sheet and Cash Flow

Balance Sheet (millions)	As of 7/30/14	As of 7/30/13
Cash and Cash Equivalents	$255.9	$189.8
Long Term Debt	$788.0	$660.0
Net Debt	$532.1	$470.2
Net Debt to EBITDA (ttm)	1.3	1.2

Cash Flow (millions)	Q1 2015	Q1 2014
Net Income	$33.6	$35.9
Operating Cash Flow	**($102.2)**	**($56.7)**
Capex (Technology)	($14.0)	($13.8)
Composition spending	($7.1)	($8.9)
Free Cash Flow	**($123.3)**	**($79.3)**
Uses of Cash		
Acquisitions	($170.9)	($0.1)
Dividends	(17.2)	($14.7)
Share Repurchases	($12.2)	($14.6)

- Higher cash use principally due to higher incentive compensation payments and severance payments under restructuring, combined with lower trade receivable collections
- $223M invested in acquisitions over past twelve months, net of cash acquired
- Quarterly dividend raised for 21st consecutive year in June 2014 (+16%)
- Repurchased 200K shares in the quarter at a cost of $12.2 million (average $60.72/share); 3 million shares remain in current authorization

Summary and Looking Ahead

- **Revenue growth of 4% at constant currency**
  - Double-digit growth across most of the Education portfolio
  - Contributions from newly-acquired Talent Solutions businesses
  - Low single-digit growth for journals, driven by subscriptions and funded access
- **Operating income and EPS up 10% and 8% at constant currency, respectively**
  - Primarily due to revenue growth and restructuring savings
  - Continued investment in technology and Deltak partnership programs
- **Achieving important new milestones in growing our digital solutions businesses**

Reaffirming FY15 Outlook

Metric	Expectation
Revenue growth %	Mid-single digit
EPS	$3.25 to $3.35*

2014 Investor Day
Friday, September 26th
Hoboken, NJ
9:00 am to 12:30 pm ET

WILEY

* Includes $0.10/share dilution from recent acquisitions

WILEY

First Quarter Fiscal 2015 Earnings Update

September 9, 2014







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